ACCRUED LIABILITIES (Schedule Of Accrued Liabilities) (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Accrued supplier expenses		$ 3,910	$ 1,070
Accrued series A convertible preferred dividends		894	537
Accrued interest payable		0	252
Deferred Datum acquisition consideration		0	760
Other		631	104
Total	$ 3,787	$ 5,435	$ 2,723